UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 24, 2017 (November 21, 2017)

Asia Equity Exchange Group, Inc.

(Exact name of registrant as specified in its charter)

Nevada	333-192272	46-3366428
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 2501A, Skyline Tower, 39 Investorg Kwong Road,

Kowloon Bay, Hong Kong

(Address of Principal Executive Offices)

+852-2818 2998

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01.	Entry into a Material Definitive Agreement

Asia Equity Exchange Group, Inc. (the “Company”, “we”, “us”) entered into a Subscription Agreement (the “Agreement”) with Yanru Zhou (the “Investor”), dated November 21, 2017. Pursuant to the Agreement, Investor purchased 4,300,000 shares (the “Shares”) of the common stock of the Company, par value $0.001 per share (the “Common Stock”), at the price of $3.5 per share (the “Purchase Price Per Share”) and for an aggregate price of $15,050,000 in a private sale transaction (the “Private Sale”). The Private Sale contemplated in the Agreement closed on the same day.

Pursuant to the Subscription Agreement, the Company will apply to be listed on the NASDAQ Capital Market or such other national securities exchange as is reasonably acceptable to the Purchaser (the “National Exchanges”), so that the Company’s Common Stock will commence trading on one of the National Exchanges (the “Uplisting”) no later than December 31, 2018 (the “Uplisting Deadline”).

If the Company does not complete Uplisting on or before the Uplisting Deadline (the “Eligible Uplisting”), the Purchaser will, within 30 days following the Uplisting Deadline, have the right to request the Company to buy back any number of the Shares, at the same price of the Purchase Price Per Share, subject to the terms and conditions of the Subscription Agreement.

The Shares are subject to customary lock-up restrictions pursuant to the Subscription Agreement until the first anniversary of the Eligible Uplisting.

The Shares issued in the Private Sale are exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act and/or Regulation S promulgated thereunder.

A copy of the Agreement is filed hereto as Exhibits 10.1 to this Current Report on Form 8-K and such document is incorporated herein by reference. The foregoing is only a brief description of the material terms of the Agreement, and does not purport to be a complete description of the rights and obligations of the parties thereunder and is qualified in its entirety by reference to such exhibit.

Item 3.02	Unregistered Sales of Equity Securities.

The information set forth under Item 1.01 of this Current Report on Form 8-K is incorporated into this Item 3.02 by reference.

Item 9.01.	Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Subscription Agreement by and between the Company and Yanru Zhou, dated November 21, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ASIA EQUITY EXCHANGE GROUP, INC.

Date: November 24, 2017	By:	/s/ Xiangyu Wang
	Name:	Xiangyu Wang
	Title:	Chief Executive Officer